EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying annual report on Form 10-K of Central Garden & Pet Company for the year ended September 26, 2020 (the “Report”), I, Nicholas Lahanas, Chief Financial Officer of Central Garden & Pet Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Central Garden & Pet Company.

November 24, 2020	/s/ Nicholas Lahanas
Nicholas Lahanas
Chief Financial Officer
(Principal Financial Officer)